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                          SOUTHWALL TECHNOLOGIES INC.

                                  EXHIBIT 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statements of Southwall Technologies Inc. on Form S-8 Nos. 33-28599 (filed on May 9, 1989), 33-37247 (filed on October 11, 1990), 33-42753 (filed on September
16, 1991) and 33-51758 (filed on September 8, 1992) of our report dated January 27, 1995 appearing on page 20 of this Form 10-K/A.



PRICE WATERHOUSE LLP
San Jose, California

August 14, 1995